UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                ORLANDO DIVISION

In re:                                                     Chapter 11

LASERSIGHT TECHNOLOGIES, INC.                     Case no. 6:03-bk-10370-ABB
                                                  Jointly Administered with
                                                  Case no. 6:03-bk-10371-ABB and
                                                  Case no. 6:03-bk-10369-ABB
Debtors.
________________________/

              MODIFICATION TO JOINT AMENDED PLAN OF REORGANIZATION
              ----------------------------------------------------

  Debtors,  LaserSight,  Inc. and LaserSight  Technologies,  Inc., pursuant to
Section 1127 of the Bankruptcy Code, modify the joint amended plan of reorganization and say:


          1.      The joint amended plan of reorganization is amended to add:


                  a. at the end of Article II the following:


Conversion factor for Allowed Claims of Unsecured Creditors of LSI(LSI Class 3).
--------------------------------------------------------------------------------
Amount of the Allowed Claim multiplied by 1,116,000 shares divided by the total Allowed Claims (after objections determined).

Conversion  factor for Allowed Holder of Unsecured  Claims of LST (LST class 5).
--------------------------------------------------------------------------------
Amount of the Allowed Claim multiplied by 1,134,000 shares, divided by the total amount of the Allowed Claims (after objections determined).

Conversion factor for Allowed Claims of Interest for Holder of Common Stock (LSI
--------------------------------------------------------------------------------
Class 4). The holder of an Allowed  Interest in  LaserSight,  Inc. shall receive
---------
one share of the Reorganized LSI for every 51.828 claims of interest an allowed holder on the Effective Date will receive (the Amount of Allowed Interests multiplied by 540,000 new shares to be issued divided by 27,987,141 shares outstanding).

No  Fractional  shares.  No  fractional  shares of the  reorganized  LSI will be
----------------------
issued. Any fractional share resulting from the above calculations will be rounded as follows: the result less than .5 will be rounded down to the next whole share; any fractional shares greater than or equal to .5 will be rounded up to the next whole share. However, any resulting share less than 0.5 shall be rounded up to 1.0 share.

                    b. In Article I definitions, delete the definition of Effective Date reading:


Effective date:         The first business day following the seventy-fifth day
                        after the confirmation date

and to insert in its place:


Effective date:         June 30, 2004

                    c. In Article I definitions, delete the definition of Administrative Expenses reading:

Administrative  expense:         a cost or expense of administration of the
                                 Chapter 11 case allowed under section 503(b) and 507(a)(1) of the Code.

and insert in its place:

Administrative expense:          a cost or expense of administration of the
                                 Chapter 11 case allowed under section 503(b),
                                 507(a)(1)   and  priority   claims allowed
                                 under 507(a)(3) of the Code.

          2. As modified, the joint amended plan complies with 1122 and 1123 of the Bankruptcy Code.

Dated: May 20, 2004


LASERSIGHT INCORPORATED
LASERSIGHT TECHNOLOGIES, INC.


By:       /s/ Danghui ("David") Liu
         -------------------------
         Danghui ("David") Liu
         Interim CEO

                             CERTIFICATE OF SERVICE

     I certify that a copy of the foregoing has been provided on April 23, 2004 via electronic notice to U.S. trustee, 135 W. Central Blvd., Suite 620, Orlando, FL 32801.



                                           /s/ Frank   M. Wolff
                                           --------------------------
                                           Frank M. Wolff
                                           Florida Bar No. 319521
                                           Wolff, Hill, McFarlin & Herron, P.A.
                                           1851 West Colonial Drive
                                           Orlando, FL  32804
                                           Telephone (407) 648-0058
                                           Facsimile  (407) 648-0681

                                           Attorneys for the Debtor